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                               Exhibit (b)(5)(iii)

===================================================================================================================================
Flexible Payment Deferred Combination Fixed and Variable Annuity Application. Payment (or original of exchange/transfer request)
must accompany Application. Please make check payable to First North American Life Assurance Company (the "Company") and address to:
International Corporate Center at Rye, 555 Theodore Fremd Avenue, Suite C-209, Rye, New York 10580.

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1. ACCOUNT REGISTRATION                                                                                               (PLEASE PRINT)
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
OWNERS (Applicants)                                                    CO-OWNER (Optional)
Name*                                                                  Name*
----------------------------------------------------------             ----------------------------------------------------------
        First        Middle        Last                                        First        Middle        Last
Address
----------------------------------------------------------             Sex [ ] M [ ] F          Date of Birth  /   /  /  /  /   /
        Street                                                                                                -------------------
----------------------------------------------------------                                                     Month  Day   Year

----------------------------------------------------------               / / / / / / / / / /                 / / / / / / / / / /
        City         State         Zip                                 ----------------------      or      ----------------------
                                       -------------------             Social Security Number                Tax ID Number
Sex [ ] M [ ] F          Date of Birth  /   /  /  /  /   /
                                       -------------------             ==========================================================
                                        Month  Day   Year              SUCCESSOR OWNER* (Optional)
Daytime Phone Number: (   )
                            ------------------------------             Name*
  / / / / / / / / / /                 / / / / / / / / / /              ----------------------------------------------------------
----------------------      or      ----------------------                     First        Middle        Last
Social Security Number                Tax ID Number
                                                                       Sex [ ] M [ ] F          Date of Birth  /   /  /  /  /   /
Client Brokerage Acct. # (If applicable): ----------------                                                    -------------------
                                                                                                                   Month  Day   Year
==========================================================
ANNUITANTS (If different from Owner)
                                                                         / / / / / / / / / /                 / / / / / / / / / /
Name*                                                                  ----------------------      or      ----------------------
----------------------------------------------------------             Social Security Number                Tax ID Number
        First        Middle        Last
Address
----------------------------------------------------------
        Street
----------------------------------------------------------             ==========================================================
                                                                       2. INVESTMENT ALLOCATION
----------------------------------------------------------             ==========================================================
        City         State         Zip
                                       -------------------             Allocate payment with application of  $______________
Sex [ ] M [ ] F          Date of Birth  /   /  /  /  /   /             as indicated below (must total 100%):
                                       -------------------
                                        Month  Day   Year              ____ % Manufacturers Adviser Pac Rim Emerging Mkts (008)
  / / / / / / / / / /                                                  ____ % T. Rowe Price Science & Technology (016)
----------------------                                                 ____ % Founders Int'l Small Cap (006)
Social Security Number                                                 ____ % Warburg Pincus Emerging Growth (020)
==========================================================             ____ % Pilgrim Baxter Growth (022)
CO-ANNUITANT (Optional)                                                ____ % Fred Alger Small/Mid Cap (011)
                                                                       ____ % Rowe Price-Fleming Int'l Stock (024)
Name*                                                                  ____ % Founders Worldwide Growth (026)
----------------------------------------------------------             ____ % Morgan Stanley Global Equity (009)
        First        Middle        Last                                ____ % Founders Growth (005)
                                       -------------------             ____ % Fidelity Equity (001)
Sex [ ] M [ ] F          Date of Birth  /   /  /  /  /   /             ____ % Manufacturers Adviser Quant Equity (065)
                                       -------------------             ____ % T. Rowe Price Blue Chip Growth (012)
                                        Month  Day   Year              ____ % Manufacturers Adviser Real Estate Securities (068)
  / / / / / / / / / /                                                  ____ % Miller Anderson Value (066)
----------------------                                                 ____ % J.P. Morgan Int'l Growth & Income (013)
Social Security Number                                                 ____ % Wellington Management Growth & Income (017)
==========================================================             ____ % T. Rowe Price Equity-Income (007)
BENEFICIARIES                                                          ____ % Founders Balanced (071)
(Enclose signed letter if more information is required)                ____ % Fidelity Aggr Asset Alloc (004)
                                                                       ____ % Miller Anderson High Yield (076)
Name*                                                                  ____ % Fidelity Mod Asset Alloc (003)
----------------------------------------------------------             ____ % Fidelity Cons Asset Alloc (002)
        First      Middle      Last      Relationship                  ____ % Salomon Brothers Strategic Bond (015)
                                                                       ____ % Oechsle Global Gov't Bond (010)
              -------------------                                      ____ % Manufacturers Adviser Capital Growth Bond (080)
Date of Birth  /   /  /  /  /   /     / / / / / / / / / /              ____ % Wellington Management Inv Quality Bond (018)
              -------------------   ----------------------             ____ % Salomon Brothers U.S. Gov't Securities (014)
               Month  Day   Year    Social Security Number             ____ % Manufacturers Adviser Money Market (019)

Name*                                                                  FIXED ACCOUNTS
----------------------------------------------------------             ____ % 1 Yr (028)  ____ % 3 Yr (029)  ____ % 6 Yr (030)
        First      Middle      Last      Relationship
                                                                       LIFESTYLE PORTFOLIOS
              -------------------                                      ____ % Cons 280 (179)      ____ % Mod 460 (180)
Date of Birth  /   /  /  /  /   /     / / / / / / / / / /              ____ % Bal 640 (181)       ____ % Growth 820 (182)
              -------------------   ----------------------             ____ % Aggr 1000 (183)
               Month  Day   Year    Social Security Number

CONTINGENT BENEFICIARY

Name*
----------------------------------------------------------
        First      Middle      Last      Relationship

              -------------------
Date of Birth / / / / / / / / / /    / / / / / / / / / / /
              -------------------   ----------------------
               Month  Day   Year    Social Security Number
==========================================================
REMARKS





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                         *Unless subsequently changed in accordance with terms of Contract issued.                         11/1996

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3. PLAN SPECIFICS
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

TYPE OF PLAN (Must be completed)
[ ] Non-Qualified or      [ ] IRA Rollover       [ ] IRA Transfer     [ ] IRA  Tax Year________
                          [ ] Profit Sharing     [ ] 401(k)           [ ] SEP IRA  Tax Year_______
                          [ ] Money Purchase     [ ] Keogh (HR-10)    [ ] 403(b) Check if ERISA [ ]
                          [ ] Defined Benefit                         [ ] Other Qualified _________

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Will the purchase of this Annuity replace or change any other insurance or
annuity?                                                          [ ] No [ ] Yes
If "Yes," state company and contract number in Remarks, and attach replacement forms.)
If 1035 exchange, or any other transfer of assets, attach original of exchange form or letter.
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Has Annuitant or applicant(s) any other annuities or insurance with the Company?
[ ] No [ ] Yes (If "Yes," list contract number in Remarks.)
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Maturity Date __________________ (mm/yy). Default is the Annuitant's 90th
birthday.
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4. SIGNATURES (Irrevocable Beneficiary, if designated, must also sign application.)

STATEMENT OF APPLICANT: It is hereby agreed that the Contract applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The foregoing information is true and complete to the best of the Applicant's knowledge and belief and is correctly recorded. The Proposed Owner agrees to be bound by the representations herein and acknowledges the receipt of an effective Prospectus describing the Contract applied for. The Contract applied for is suitable for my/our insurance investment objectives, financial situation and needs. When utilizing Check Plus or the Systematic Withdrawal Program, I/we agree to hold the Company harmless if any debit/transfer is erroneously received by the bank indicated on my voided check, or is not honored upon presentation, and any accumulation units may be canceled, due to such electronic debits/transfers. Irrevocable Beneficiary must authorize participation by signing below.
I UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.



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Signed in (State)    Date Signed          Signature of Owner/Applicant         Signature of Co-Owner


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Signature of Annuitant                     Signature of Co-Annuitant           Signature of Irrevocable Beneficiary
(if different from Owner)                  (if different from Owner)           (if designated)


STATEMENT OF AGENT: Will this contract replace or change any existing life insurance or annuity in this or any other company?
[ ] Yes [ ] No If yes, please explain under Remarks. I certify (1) the Applicant signed this Application in my presence; and (2) I am authorized and qualified to discuss the Contract herein applied for.


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Signature of Agent                             Print Full Name                   Name of Firm


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Agent Number                                   Agent Phone Number                State License ID Number

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Broker/Dealer Use Only (Optional)
Plan T [ ]      Plan NT [ ]       (If left blank, Plan T will be selected.)
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5. OTHER
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                                                                         11/1996

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SERVICE OPTIONS [CHECK MARK]  Indicate each option you wish to elect.
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[ ] GUARANTEE PLUS PROGRAM (Minimum Payment $5,000)
The Company will allocate a portion of the payment with this application to the 6-year Fixed Account, such that, at the end of the 6-year period, the account will have grown to an amount at least equal to the total payment. The remaining balance will be allocated proportionately according to the investment selections on the application, which should total 100% excluding the amount allocated to the 6-year Fixed Account.

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[ ] CHECK PLUS-AUTOMATIC PURCHASE*

I authorize the Company to collect $     (minimum $30) starting the month of
      by initiating electronic debit entries to my bank account with the following frequency: [ ] Monthly: [ ] 5th or [ ] 20th [ ] Quarterly (20th of January, April, July and October). When utilizing Check Plus, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and I agree to hold the Company harmless from any loss due to such
electronic debits/transfers.     (Please Attach a Voided Check/Withdrawal Slip.)
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[ ] DOLLAR COST AVERAGING* (Minimum Payment $6,000)

I authorize the Company to transfer an amount (minimum $100) each month as indicated below. Transfers are available from all variable and the one-year fixed Investment Options. A maximum of 10% from the one-year fixed Investment Option may be transferred monthly. Please make first transfer on
    /    /    (mm/dd/yy).
--------------


Source Fund                         Destination Fund                    Amount

---------------------------------   ---------------------------------   ---------------------------------

---------------------------------   ---------------------------------   ---------------------------------

---------------------------------   ---------------------------------   ---------------------------------

---------------------------------   ---------------------------------   ---------------------------------

---------------------------------   ---------------------------------   ---------------------------------

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[ ] SYSTEMATIC WITHDRAWAL PLAN*  (Minimum Payment $12,000)
I authorize withdrawals (minimum $100) from my Contract Value to commence as indicated below. A maximum of 10% of payments may be withdrawn annually. When utilizing the Systematic Withdrawal Plan, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and I agree to hold the Company harmless from any loss due to such electronic debits/transfers.

                   From:                             $
                        -------------------------     --------------------
                   From:                             $
                        -------------------------     --------------------
                   From:                             $
                        -------------------------     --------------------
                   From:                             $
                        -------------------------     --------------------
                   From:                             $
                        -------------------------     --------------------

Please indicate frequency:   [ ] Monthly or [ ] Quarterly (January, April, July
                                                           and October)
                              Day of Withdrawal: [ ] 7th [ ] 16th or [ ] 26th Please [ ] Withhold [ ] Do not withhold Federal
                                                      Income Taxes

[ ] I wish to utilize Electronic Funds Transfer in the processing of my Systematic Withdrawal Plan.
PLEASE ATTACH A VOIDED CHECK.
Or, if different from owner, make check payable to:


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First                        Middle                Last


--------------------------------------------------------------------------------
Street                       City                  State             Zip
(Please allow 7 business days for receipt of check.)


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*Unless subsequently changed in accordance with terms of Contract issued.
                                                                         11/1996

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SERVICE OPTIONS   [CHECK MARK]  Indicate each option you wish to elect.
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[ ] AUTOMATIC REBALANCING

If marked, the policyholder's contract value, excluding amounts in the fixed account investment options, will be automatically rebalanced to maintain the rebalancing percentage levels in the variable portfolios as selected below, based on the current total value of the eligible portfolios on the day of rebalancing.

You may change the rebalancing percentages or terminate your participation in the program by providing First North American Life with a completed Automatic Rebalancing Authorization form.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.

Rebalancing will occur on the 25th of the month (or next business day), please indicate frequency:
  [ ] Quarterly   [ ] Semi-Annually (June & December) [ ] Annually (December)

ASSET ALLOCATIONS (must total 100%):

____ % Manufacturers Adviser Pac Rim Emerging Mkts (008)            ____ % T. Rowe Price Equity-Income (007)
____ % T. Rowe Price Science & Technology (016)                     ____ % Founders Balanced (071)
____ % Founders Int'l Small Cap (006)                               ____ % Fidelity Aggr Asset Alloc (004)
____ % Warburg Pincus Emerging Growth (020)                         ____ % Miller Anderson High Yield (076)
____ % Pilgrim Baxter Growth (022)                                  ____ % Fidelity Mod Asset Alloc (003)
____ % Fred Alger Small/Mid Cap (011)                               ____ % Fidelity Cons Asset Alloc (002)
____ % Rowe Price-Fleming Int'l Stock (024)                         ____ % Salomon Brothers Strategic Bond (015)
____ % Founders Worldwide Growth (026)                              ____ % Oechsle Global Gov't Bond (010)
____ % Morgan Stanley Global Equity (009)                           ____ % Manufacturers Adviser Capital Growth Bond (080)
____ % Founders Growth (005)                                        ____ % Wellington Management Inv Quality Bond (018)
____ % Fidelity Equity (001)                                        ____ % Salomon Brothers U.S. Gov't Securities (014)
____ % Manufacturers Adviser Quant Equity (065)                     ____ % Manufacturers Adviser Money Market (019)
____ % T. Rowe Price Blue Chip Growth (012)                         LIFESTYLE PORTFOLIOS
____ % Manufacturers Adviser Real Estate Securities (068)           ____ % Cons 280 (179)      ____ % Mod 460 (180)
____ % Miller Anderson Value (066)                                  ____ % Bal 640 (181)       ____ % Growth 820 (182)
____ % J.P. Morgan Int'l Growth & Income (013)                      ____ % Aggr 1000 (183)
____ % Wellington Management Growth & Income (017)


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    AUTHORIZATION
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Owner
-------------------------------------------------------------------------------
Please Print       First Name                Middle           Last


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Owner Signature                                               Date



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*Unless subsequently changed in accordance with terms of Contract issued.
                                                                         11/1996